DELAMLIFE                     DELAWARE AMERICAN                     Exhibit 10.5
                            LIFE INSURANCE COMPANY
                    P.O BOX 667, WILMINGTON, DELAWARE 19899
                            A CAPITAL STOCK COMPANY



              ACCEPTANCE - LONG TERM DISABILITY INSURANCE POLICY

Policy GLTD-3201 issued to Korn/Ferry International (the Policyholder) is hereby accepted.

                         Signed for the Policyholder:


                          /s/ Kristine E. Key
                   ----------------------------------------
                                   Signature

                    Vice President Administrative Services
                   ----------------------------------------
                                    Title

                                April 14, 1997
                   ----------------------------------------
                                     Date


             Signed for Delaware American Life Insurance Company:

                          /s/ Michael F. McGarrity


                                  REGISTRAR
                   ----------------------------------------
                                    Title

                              December 31, 1996
                   ----------------------------------------
                                     Date

DELAMLIFE                     DELAWARE AMERICAN
                            LIFE INSURANCE COMPANY
                   P.O. BOX 667, WILIMINGTON, DELAWARE 19899
                            A CAPITAL STOCK COMPANY
                       (hereinafter called the Company)



                                     GROUP

                        LONG TERM DISABILITY INSURANCE

                             ADMINISTRATION MANUAL

                                      FOR

                           KORN/FERRY INTERNATIONAL

                                PROGRAM SUMMARY
                                ---------------

A.  Policy Number:  GLTD-3201

B.  Program Effective:  January 1,1997

C.  Program Anniversary Date:  January 1, 1998 and January 1 of each year thereafter.

D.  Employees eligible are:  All active, full-time executive employees who are classified as vice presidents who become shareholders and who (a) reside outside of the USA and (b) normally work at least 30 hours per week

E. Waiting Period for new employees (the period of employment required before an employee is eligible to join this program):
        None

F. Insurance for new employees is effective on the date the Waiting Period has been completed.


G.  Schedule of Benefits - Below - subject to a maximum monthly benefit of
    $10,000

     LOCATION                              AMOUNT OF INSURANCE
     --------                              -------------------

1.   Austria                            54% of Basic Monthly Earnings
2.   Brazil                             40% of Basic Monthly Earnings
3.   Canada                             31% of Basic Monthly Earnings
4.   Germany                            18% of Basic Monthly Earnings
5.   Hong Kong                          35% of Basic Monthly Earnings
6.   Hungary                            25% of Basic Monthly Earnings
7.   Luxembourg                         15% of Basic Monthly Earnings
8.   Mexico                             10% of Basic Monthly Earnings
9.   Norway                             30% of Basic Monthly Earnings
10.  Singapore                          40% of Basic Monthly Earnings
11.  Spain                              40% of Basic Monthly Earnings
12.  Switzerland                        30% of Basic Monthly Earnings


                              *****IMPORTANT*****

          Subject to all other provisions of the Group Policy, no change in an employee's Amount of Insurance due to a change in location will become effective until the Company is notified of such change.

H.  Rate: 1.61% of Total Covered Benefit per month

I.  EliminationPeriod: 180 days

     A period of consecutive days of total disability commencing with the first day for which no monthly benefit is payable. Premiums must be paid for the insured during the Qualifying Period.

J.  Date Premium is due and Premium Accounting Period:

    Due Date: First of the Month

    Premium Accounting Period: Monthly

K.  Insurance is terminated at: Retirement.

L. Enrollment cards, application cards, change forms, termination information and premium should be sent to:

                    Delaware American Life Insurance Company
                    P.O. Box 667
                    Wilmington, DE 19899
                    U.S.A.

                    ATTN:  GMD Administration

M.  Claim forms and claim related questions should be directed to:

                    Delaware American Life Insurance Company
                    P.O. Box 667
                    Wilmington, DE 19899
                    U.S.A.

                    ATTN:  GMD Claims - 7th Floor

While this manual describes certain features of your program in general terms, it is not to be considered part of the master policy. The conditions, limitations and exclusions of the master policy determine the program and govern the contents of this administration manual.

                             ENROLLMENT PROCEDURES
                             ---------------------

NEW EMPLOYEES
-------------

1) All employees eligible (D of the Summary) will be furnished an enrollment form together with whatever announcement material you are using to describe your plan (if any).

2) All enrollment forms should be checked to confirm they are complete, legible and signed by the employee. Much unnecessary extra work can be avoided if all forms can be easily read by everyone. Enrollment forms should be processed as follows:

    a) All information should be typed or printed.

    b) The full name of the employee must be shown. A married woman's name should be stated as "Mary A. Doe" not "Mrs. John A. Doe".

3) When completed enrollment forms are returned, enter your Policy Number (A of the Summary) in the space provided and forward the forms to the Insurance Company. This should be done in advance of the effective date when possible. Be sure the employee has signed and dated the form.

EFFECTIVE DATE
--------------

Insurance for employees eligible on or prior to the original effective date of the program who enroll on or prior to such effective date will become effective on the program's effective date.

For employees who enroll after the effective date of the program and within 30 days of becoming eligible, insurance will be effective in accordance with F of the Summary.

For employees who must submit an application with answers to health questions, insurance will become effective upon approval of the application by the Insurance Company.

However, eligible employees absent from work by reason of injury or sickness on the date insurance would otherwise become effective will become insured when they have returned to work on a full-time basis.

CERTIFICATES OF INSURANCE
-------------------------

After each employee's enrollment form has been processed, he or she is to receive a Certificate of Insurance.

Lost Certificate-

An insured employee who loses his or her Certificate of Insurance may secure a duplicate from his or her employer.

                               PREMIUM PAYMENTS
                               ----------------

Changes (additions and deletions) are to be listed on the census and submitted along with new enrollment cards; beneficiary changes, etc.

Premium payments should be sent to:

                   Delaware American Life Insurance Company
                   P.O. Box 667
                   Wilmington, DE 19899
                   U.S.A.

                   ATTN:   GMD Administration

The changes indicated on the Census will be reflected on the next bill

The remittance, any Group Adjustment Reports, new enrollment cards, beneficiary changes, etc. should be attached to the Group Premium Statement and forwarded to the location shown in Section L. of this Summary.

                    TERMINATION OF AN EMPLOYEE'S INSURANCE
                    --------------------------------------

Termination Date
----------------

The insurance of an insured employee will immediately terminate on the earliest of the following dates:

     1) On the date the employee is no longer an eligible employee (D and K of the summary), withdraws from the program, or takes a leave of absence or furlough in excess of 30 days (for reasons other than disability);

     2) As of any premium due date, if the employer fails to pay the required premium for the employee except as the result of an inadvertent error, subject to the grace period provided in the Policy;

     3) On the date the employee ceases to be eligible by reason of attained age (K of the Summary); or

     4)   On the date the Master Policy is terminated.

Termination of the Master Policy or of an employee's coverage for any reason will not affect any claims originating prior to termination.

Processing Termination
----------------------

When an employee's insurance terminates, cross the employee's name off the next billing statement.

                               CLAIM PROCEDURES
                               ----------------

Naturally, this is one of the most important phases of this program. So that our best service may be provided to your employees, please follow the claim procedures described below carefully.

How to File a Claim
-------------------

A Preliminary Statement of Disability must be completed for every claim about one (1) month prior to the completion of the Qualifying Period (defined in the Summary of Benefits section).

     1.   Have the employee complete the EMPLOYEE section of the claim form.

     2. We suggest that the Administrator indicate the Policy Number in the Employer section and forward the form to the attending physician noting to him or her that the form should be returned to you. (You are then certain that the form is submitted properly.)

          NOTE: Any and all medical or other personal information obtained from an applicant, insured or physician on behalf of the Insurance Company is to be held in the strictest confidence by the policyholder and will not be used for any purpose other than insurance administration. Such information will be used solely by the Insurance Company for insurance purposes.

     3. Once returned by the physician, you (the policyholder) should complete the EMPLOYER section.

     4.   Attach a copy of the claimant's job description to the claim form.

          NOTE: If the disabled employee is over age 55 when the claim is originally submitted, also forward a copy of his or her birth certificate.

Supplementary Claim forms to be completed by the employee and his or her physician will be provided periodically.

WAIVER OF PREMIUM (discontinuing employee premium payments to the Insurance Company)

Upon the start of benefit payments and only upon notification from the Insurance Company premium payments for the claimant should be discontinued. Report this as a termination. (Refer to the EMPLOYEE TERMINATION section.)

When the claimant returns to work, report this as an addition on your next report.

                               DELAWARE AMERICAN
                            LIFE INSURANCE COMPANY
                   P.O. BOX 667, WILMINGTON, DELAWARE 19899
                            A CAPITAL STOCK COMPANY
                       (hereinafter called the Company)

POLICYHOLDER: Korn/Ferry International

GROUP POLICY NUMBER: GLTD-3201

EFFECTIVE DATE: January 1, 1997

POLICY ANNIVERSARIES: January 1, 1998 and each succeeding January 1

INITIAL MONTHLY PREMIUM: 1.61% of Total Covered Benefit per month.

DELAWARE AMERICAN LIFE INSURANCE COMPANY (herein called the Company) in consideration of the application for this GROUP POLICY, attached to and made a part of this Group Policy, and of the payment of premiums as provided in the Group Policy, hereby

                                 AGREES TO PAY

benefits in accordance with and subject to the terms of the Group Policy.

The Group Policy takes effect on the Effective Date.

Premiums are payable by the policyholder in amounts determined as hereinafter provided. The first premium is due on the Effective Date, and subsequent premiums are, during the continuation of the Group Policy due monthly.

The Sections set forth on the following pages are part of the Group Policy.

IN WITNESS WHEREOF, Delaware American Life Insurance Company has caused the Group Policy to be executed as of the Effective Date.

                              /s/ Robert E. Tully
                            ----------------------
                                   Registrar

                          GROUP LONG TERM DISABILITY
                               INSURANCE POLICY


    /s/ Elizabeth M. Tuck                    /s/ RJ O'Connell
    ----------------------------             ---------------------------

              Secretary                                President

This policy is divided into sections as follows:


Section I              SCHEDULE OF BENEFITS

Section II             DEFINITIONS

Section III            ELIGIBILITY AND EFFECTIVE DATES

Section IV             BENEFITS

Section IV             TERMINATION PROVISIONS

Section VI             GENERAL POLICY PROVISIONS

Section VII            PREMIUMS

                       SECTION I - SCHEDULE OF BENEFITS


Eligible Classes of Employees

All active, full-time executive employees who are classified as vice presidents who become shareholders and who (a) reside outside of the USA and (b) normally work at least 30 hours per week

Walting Period
  Present Employees....................................  None
  New Employees........................................  None

Amount of Insurance....................As shown in the attached Schedule of Locations and benefit amounts.

Maximum Monthly Benefit..........................................$10,000

Elimination Period...............................................180 Days

Pre-Existing Conditions Limitation...............................6/12/24

Benefit Duration:

            ----------------------------------------------------------
                 Age at Disability            Benefit Duration
                 -----------------            ----------------
                   Less than 60          To Age 65 but not less than
                                                60 months
                       60                       60 months
                       61                       48 months
                       62                       42 months
                       63                       36 months
                       64                       30 months
                       65                       24 months
                       66                       21 months
                       67                       18 months
                       68                       15 months
                   69 and over                  12 months
            ----------------------------------------------------------

                  SCHEDULE OF LOCATIONS AND BENEFIT AMOUNTS

    Location                                          Amount of Insurance
    --------                                          -------------------
1.  Austria................................... 54% of Basic Monthly Earnings
2.  Brazil.................................... 40% of Basic Monthly Earnings
3.  Canada.................................... 31% of Basic Monthly Earnings
4.  Germany................................... 18% of Basic Monthly Earnings
5.  Hong Kong................................. 35% of Basic Monthly Earnings
6.  Hungary................................... 25% of Basic Monthly Earnings
7.  Luxembourg................................ 15% of Basic Monthly Earnings
8.  Mexico.................................... 10% of Basic Monthly Earnings
9.  Norway.................................... 30% of Basic Monthly Earnings
10. Singapore................................. 40% of Basic Monthly Earnings
11. Spain..................................... 40% of Basic Monthly Earnings
12. Switzerland............................... 30% of Basic Monthly Earnings

                              *****IMPORTANT*****

     Subject to all other provisions of the Group Policy, no change in an employee's Amount of Insurance due to a change in location will become effective until the Company is notified of such change.

                            SECTION II - DEFINITIONS

For the purposes of this policy:

"ACTIVE EMPLOYMENT" means the employee must be working:

1. for the employer on a full-time basis and paid regular earnings (temporary or seasonal employees are excluded);

2.  at least 30 hours per week; and either

3.  at the employer's usual place of business; or

4. at a location to which the employer's business requires the employee to travel.

"ACQUIRED IMMUNE DEFICIENCY SYNDROME" (AIDS) shall have the meanings assigned to it by the World Health Organization. The term opportunistic infection shall include but not be limited to Pneumocystis carini pneumonia, organism of chronic enteritis, virus and/or disseminated fungi infection. The term malignant neoplasm shall include but not be limited to Karposi's sarcoma, central nervous system lymphoma and/or other malignancies now known or which become known as immediate causes of death in the presence of acquired immune deficiency. Acquired immune deficiency syndrome shall include H.I.V. (Human Immune Deficiency Virus), encephalopathy (dementia) and H.I.V. (Human Immune Deficiency Virus) wasting syndrome.

"CERTIFICATE" means a written statement prepared by the Company including all riders and supplements, if any, setting forth a summary of:

1.  the insurance benefits to which an employee is entitled;

2.  to whom the benefits are payable; and

3.  limitations or requirements that may apply.

"DISABILITY" OR "DISABLED" - see last page of this Section.

"ELIGIBILITY DATE" means the date an employee becomes eligible for insurance under this policy. Classes eligible are shown in the Schedule of Benefits.

"ELIMINATION PERIOD" means a period of consecutive days of disability for which no benefit is payable. The elimination period is shown in the Schedule of Benefits and begins on the first day of disability.

For accumulating the elimination period, the following will apply:

1. The disability will be treated as continuous if disability stops during the elimination period for a total number of accumulated days which is not more than 14 days or less.

2. But days that the insured is not disabled will not count toward the elimination period.

"EMPLOYEE" means a person in active employment with the employer.

"EMPLOYER" means the policyholder and includes any division, any subsidiary or any affiliated company named in the application.

"EVIDENCE OF INSURABILITY" means a statement or proof of an employee's medical history upon which acceptance for insurance will be determined by the Company.

"GRACE PERIOD" is the 31 days following a premium due date during which premium payment may be made.

"INJURY" means bodily injury resulting directly from an accident and independently of all other causes. The injury must occur and disability must begin while the employee is insured under this policy.

"INSURED" means an employee insured under this policy.

Male pronoun whenever used includes the female.

"MONTHLY BENEFIT" means the amount payable by the Company to the disabled insured.

"PHYSICIAN" means a person who is:

1.   operating within the scope of his license; and either

2. licensed to practice medicine and prescribe and administer drugs or to perform surgery; or

3. legally qualified as a medical practitioner and required to be recognized, under this policy for insurance purposes, according to the insurance statutes or the insurance regulations of the governing jurisdiction.

It will not include an employee or his spouse, daughter, son, father, mother, sister or brother.

"SICKNESS" means illness or disease. It will include pregnancy. The disability must begin while the employee is insured under this policy.

"WAITING PERIOD" shown in the Schedule of Benefits, means the continuous length of time an employee must serve in an eligible class to reach his eligibility date.

"TOTAL DISABILITY" AND "TOTALLY DISABLED" mean that because of injury or sickness:

1. the insured cannot perform each of the material duties of his regular occupation; and
2. after benefits have been paid for 24 months, the insured cannot perform each of the material duties of any gainful occupation for which he is reasonably fitted by training, education or experience.

"PARTIAL DISABILITY" AND "PARTIALLY DISABLED" mean that because of injury or sickness, the insured, while unable to perform all of the material duties of his regular occupation on a full-time basis, is:

1. performing at least one of the material duties of his regular occupation or another occupation on a part-time or full-time basis; and
2. earning currently at least 20% less per month than his indexed pre-disability earnings due to that same injury or sickness.

"DISABILITY" means total or partial disability.

For employees employed as airplane pilots, copilots and crew members:

"DISABILITY" AND "DISABLED" mean that because of injury or sickness the insured cannot perform each of the material duties of any gainful occupation for which he is reasonably fitted by training, education or experience. The loss of a pilot's license for any reason does not, in itself, constitute disability.

                  SECTION III-ELIGIBILITY AND EFFECTIVE DATES

A    ELIGIBLE CLASSES

     The classes eligible for insurance are shown in the Schedule of Benefits.

B.   ELIGIBILITY DATE

     An employee in an eligible class will be eligible for insurance on the later of:

     1.   the policy effective date; or
     2.   the day after the employee completes the waiting period.

     If a former employee is rehired within one year of the date his employment terminated, his previous service in an eligible class will apply toward the waiting period to determine that employee's eligibility date.

C.   EFFECTIVE DATES OF INSURANCE

     1. Insurance will be effective at 12:01 a.m. on the day determined as follows, but only if the employee's written application for insurance is:

          a.   made with the Company through his employer; and
          b.   on a form satisfactory to the Company.

     2. An employee will be insured for non contributory insurance on his eligibility date.

     3. An employee will be insured for contributory insurance on the latest of these dates:

          a. the employee's eligibility date, if he has made written application for insurance on or before this date.
          b. the date the employee makes written application for insurance, if he does it on or before the 31st day after his eligibility date.
          c.   the date the Company gives its approval, if the employee:

               i. makes written application for insurance more than 31 days after his eligibility date; or
               ii.  terminated his insurance while continuing to be eligible.

          In the case of i. and ii. above, the employee must submit an application and evidence of insurability to the Company for approval. This will be at the employee's expense.

     4. Delayed Effective Date for Insurance - The effective date of any initial, increased or additional insurance will be delayed for an employee if he is not in active employment because of a disability. The initial, increased or additional insurance will start on the date that employee returns to active employment.

                             SECTION IV - BENEFITS

TOTAL DISABILITY

When the Company receives proof that an insured is totally disabled due to sickness or injury and requires the regular attendance of a physician, the Company will pay the insured a monthly benefit after the end of the elimination period. The benefit will be paid for the period of disability if the insured gives to the Company proof of continued:

1.   disability; and
2.   regular attendance of a physician.

PARTIAL DISABILITY

When the Company receives proof that an insured is partially disabled due to the same sickness or injury for which a total disability benefit has been payable and within 31 days of the end of the period for which such total disability benefit was payable, the Company will pay the insured a monthly benefit.

All proof must be given upon request and at the insured's expense.

The monthly benefit will not:

1.   exceed the insured's amount of insurance; nor
2.   be paid for longer than the maximum benefit period.

The amount of insurance and the maximum benefit period are shown in the Schedule of Benefits.

MONTHLY BENEFIT

The monthly benefit for each insured will be the amount shown in the attached Schedule of Locations and Benefit Amounts. This amount will be adjusted annually on the anniversary of the date benefit payments began. Each adjustment will be based on the lesser of (a) 10% or (b) the current annual percentage increase to the Consumer Price Index.

MINIMUM MONTHLY BENEFIT

The benefit payable will never be less than $100.00 or 10% of the gross monthly benefit, whichever is greater.

TERMINATION OF DISABILITY BENEFITS

Disability benefits will cease on the earliest of:

1.   the date the insured is no longer disabled;
2.   the date the insured dies;
3.   the end of the maximum benefit period.

RECURRENT DISABILITY

"Recurrent disability" means a disability which is related to or due to the same cause(s) of a prior disability for which a monthly benefit was payable.

A recurrent disability will be treated as part of the prior disability if, after receiving disability benefits under this policy, an insured:

1. returns to his regular occupation on a full-time basis for less than six months; and
2.   performs all the material duties of his occupation.

Benefit payments will be subject to the terms of this policy for the prior disability.

If an insured returns to his regular occupation on a full-time basis for six months or more, a recurrent disability will be treated as a new period of disability. The insured must complete another elimination period.

In order to prevent overinsurance because of duplication of benefits, benefits payable under this Recurrent Disability provision will cease if benefits are payable to the insured under any other group long term disability policy.

SURVIVOR BENEFIT

The Company will pay a benefit to the eligible survivor when proof is received that an insured died:

1.   after disability had continued for 180 or more consecutive days; and
2.   while receiving a monthly benefit.

The benefit will be an amount equal to three times the insured's gross monthly benefit.

If payment becomes due to the insured's children, payment will be made to:

1.   the children; or
2. a person named by the Company to receive payments on the children's behalf. This payment will be valid and effective against all claims by others representing or claiming to represent the children.

"Eligible survivor" means the insured's spouse, if living, otherwise the insured's children under age 25. But, if there are no eligible survivors, payment will be made to the insured's estate.

GENERAL EXCLUSIONS

This policy does not cover any disability due to:

1.   war, declared or undeclared, or any act of war;
2.   intentionally self-inflicted injuries;
3.   active participation in a riot;
4.   Acquired Immune Deficiency Syndrome (AIDS).

PRE-EXISTING CONDITIONS EXCLUSIONS

This policy will not cover any disability:

a.   caused by, contributed to by, or resulting from a pre-existing condition;
     and

b.   which begins before:

     (1) a period of 12 consecutive months starting on or after the insured's effective date of coverage, during which the insured has not received medical treatment, consultation, care or services including diagnostic measures, or taken prescribed drugs or medicines; or
     (2)  24 months after the insured's effective date of insurance.

A "pre-existing condition" means any sickness or injury for which the insured received medical treatment, consultation, care or services including diagnostic measures or took prescribed drugs or medicines within six months prior to the insured's effective date of insurance.

MENTAL ILLNESS, ALCOHOLISM AND DRUG ADDICTION LIMITATION

Benefits for disability due to mental illness, alcoholism or drug addiction will not exceed 24 months of monthly benefit payments unless the insured meets one of these situations.

1. The insured is in a hospital or institution at the end of the 24 month period. The monthly benefit will be paid during the confinement.

     If the insured is still disabled when he is discharged, the monthly benefit will be paid for a recovery period of up to 90 days.

     If the insured becomes reconfined during the recovery period for at least 14 days in a row, benefits will be paid for the confinement and another recovery period up to 90 more days.

2.   The insured continues to be disabled and becomes confined:

     a. after the 24 month period; and
     b. for at least 14 days in a row.

     The monthly benefit will be payable during the confinement.

The monthly benefit will not be payable beyond the maximum benefit period.

"Hospital" or "institution" means facilities licensed to provide care and treatment for the condition causing the insured's disability.

"Mental illness" means disability due to or resulting from psychiatric or psychological conditions, regardless of cause, such as:

1.   schizophrenia,
2.   depression,
3.   manic depressive or bipolar illness,
4.   anxiety,
5.   personality disorders; and/or
6. adjustment disorders or other conditions, usually treated by a mental health provider or other qualified provider using psychotherapy, psychotropic drugs or other similar modalities used in the treatment of the above conditions.

This limitation does not apply to dementia, if due to:

1.   stroke,
2.   trauma,
3.   viral infection,
4.   Alzheimer's disease, or
5. other such conditions not listed above which are not usually treated by a mental health provider using psychotherapy, psychotropic drugs, or other similar modalities.

                      SECTION V - TERMINATION PROVISIONS

A.   TERMINATION OF EMPLOYEE'S INSURANCE

     An employee will cease to be insured on the earliest of the following dates:

     1.   the date this policy terminates;
     2.   the date the employee is no longer in an eligible class;
     3.   the date the employee's class is no longer included for insurance;
     4. the last day for which any required employee contribution has been made;
     5. the date employment terminates. Cessation of active employment will be deemed termination of employment, except:

          a.   the insurance will be continued for a disabled employee during:

               i.   the elimination period; and
               ii.  the period during which premium is being waived.

          b. the employer may continue the employee's insurance by paying the required premiums, subject to the following:

               i. insurance may be continued to the end of the policy month following the policy month in which the layoff or leave of absence begins for an employee who is:

                    (a)  temporarily laid off, or
                    (b)  given leave of absence.

               ii. The employer must act so as not to discriminate unfairly among employees in similar situations.

B.   TERMINATION OF POLICY

     1. Termination of this policy under any conditions will not prejudice any payable claim which occurs while this policy is in force.
     2. If the policyholder fails to pay any premium within the grace period, this policy will automatically terminate at 12:00 midnight of the last day of the grace period. The policyholder may terminate this policy by advance written notice delivered to the Company at least 31 days prior to the termination date. But, this policy will not terminate during any period for which premium has been paid. The policyholder will be liable to the Company for all premiums due and unpaid for the full period for which this policy is in force.
     3. The Company may terminate this policy on any premium due date by giving written notice to the policyholder at least 31 days in advance if:

          a.   the number of employees insured is less than 10; or
          b. less than 100% of the employees eligible for any noncontributory insurance are insured for it; or
          c. less than 75% of the employees eligible for any contributory insurance are insured for it; or
          d. the policyholder fails to furnish promptly any information which the Company may reasonably require; or fails to perform any other obligations pertaining to this policy.

     4. The Company may discontinue this policy or for any class of employees on a premium due date after it has been in force for a year. The Company will send written notice of discontinuance to the policyholder at least 31 days before it is effective.
     5. Termination may take effect on an earlier date when both the policyholder and the Company agree.

                     SECTION VI - GENERAL POLICY PROVISIONS

A.  STATEMENTS

     In the absence of fraud, all statements made in any application are considered representations and not warranties (absolute guarantees). No representation by:

     1. the policyholder in applying for this policy will make it void unless the representation is contained in the application; or

     2. any employee in applying for insurance under this policy will be used to reduce or deny a claim unless a copy of the application for insurance is or has been given to the employee.

B.   COMPLETE CONTRACT - POLICY CHANGES

     1.   This policy is the complete contract. It consists of:

          a.   all of the pages;

          b.   the attached application of the policyholder;

          c. each employee's application for insurance (employee retains his own copy).

     2. This policy may be changed in whole or in part. Only an officer or a registrar of the Company may approve a change. The approval must be in writing and endorsed on or attached to this policy.

     3. Any other person, including an agent, may not change this policy or waive any part of it.

C.   EMPLOYEE'S CERTIFICATE

     The Company will provide a certificate to the policyholder for delivery to each insured. If the terms of a certificate and this policy differ, this policy will govern.

D.   FURNISHING OF INFORMATION - ACCESS TO RECORDS

     1.   The employer will furnish at regular intervals to the Company:

          a.   information relative to employees:

               i.   who qualify to become insured;
               ii.  whose amounts of insurance change; and/or
               iii. whose insurance terminates.

          b. any other information about this policy that may be reasonably required.

          The employer's records which, in the opinion of the Company, have a bearing on the insurance will be opened for inspection by the Company at any reasonable time.

     2.   Clerical error or omission will not:

          a.   deprive an employee of insurance;

          b.   affect an employee's amount of insurance; or

          c. affect or continue an employee's insurance which otherwise would not be in force.

E.   MISSTATEMENT OF FACTS

     If relevant facts about any employee were not accurate:

     1.   a fair adjustment of premium will be made; and

     2. the true facts will decide if and in what amount insurance is valid under this policy.

F.   NOTICE AND PROOF OF CLAIM

     1.   Notice

          a. Written notice of claim must be given to the Company within 30 days of the date disability starts, if that is possible. If that is not possible, the Company must be notified as soon as it is reasonably possible to do so.
          b. When the Company has the written notice of claim, the Company will send the insured its claim forms. If the forms are not received within 15 days after written notice of claim is sent, the insured can send the Company written proof of claim without waiting for the form.

     2.   Proof

          a.   Proof of claim must be given to the Company. This must be done no later than 90 days after the end of the elimination period.
          b.   If it is not possible to give proof within these time limits, it must be given as soon as reasonably possible. But proof of claim may not be given later than one year after the time proof is otherwise required.
          c. Proof of continued disability and regular attendance of a physician must be given to the Company within 30 days of the request for the proof.
          d.   The proof must cover:

          i.   the date disability started;
          ii.  the cause of disability; and
          iii. how serious the disability is.

G.   EXAMINATION

     The Company, at its own expense, will have the right and opportunity to have an employee, whose injury or sickness is the basis of a claim:

     1. examined by a physician, other health professional or vocational expert of its choice; and/or

     2.   interviewed by an authorized Company representative.

     This right may be used as often as reasonably required.

H.   LEGAL PROCEEDINGS

     A claimant or the claimant's authorized representative cannot start any legal action:

     1.   until 60 days after proof of claim has been given; nor

     2.   more than 3 years after the time proof of claim is required.

I.   TIME OF PAYMENT OF CLAIMS

     When the Company receives proof of claim, benefits payable under this policy will be paid monthly during any period for which the Company is liable.

J.   PAYMENT OF CLAIMS

     All benefits are payable to the employee. But if a benefit is payable to an employee's estate, an employee who is a minor, or an employee who is not competent, the Company has the right to pay up to $1,000 to any of the employee's relatives whom the Company considers entitled. If the Company pays benefits in good faith to a relative, the Company will not have to pay such benefits again.

K.   WORKERS' OR WORKMEN'S COMPENSATION

     This policy is not in lieu of, and does not affect, any requirement for coverage by workers' or workmen's compensation insurance.

L.   AGENCY

     For all purposes of this policy, the policyholder acts on its own behalf or as agent of the employee. Under no circumstances will the policyholder be deemed the agent of the Company.

                             SECTION VII- PREMIUMS

A.   PREMIUM RATES

     The initial premium is determined on the basis of the rates shown on the face page of this policy.

     The Company may establish new rates for the computation of all future premiums as well as the one then due:

     1.   when the terms of this policy are changed;

     2. when a division, subsidiary, or affiliated company is added to this policy; or

     3. for reasons other than 1. and 2. above, such as, but not limited to a change in factors bearing on the risk assumed. But, the rates may not be changed within the first 12 months following the policy effective date.

     No premium may be increased unless the Company notifies the employer at least 31 days in advance of the increase. Premium increases may take effect on an earlier date when both the Company and the employer agree.

B.   PAYMENT OF PREMIUMS

     1.   Premium payment calculations:

          a. will be based on the coverage provided under this policy; and
          b. are determined by the covered payroll.

     2. All premiums due under this policy, including adjustments, if any, are payable by the employer on or before their respective due dates at the Company's home office. The due dates are specified on the first page of this policy.

     3. Premiums payable to the Company will be paid in United States dollars and Canadian dollars.

     4. If premiums are payable on a monthly basis, premiums for additional or increased insurance becoming effective during a policy month will be charged from the next premium due date.

     5. The premium charge for insurance terminated during a policy month will cease at the end of the policy month in which such insurance terminates. This manner of charging premium is for accounting purposes only and will not extend insurance coverage beyond a date it would have otherwise terminated as shown in the "Termination of Employee's Insurance" section of this policy.

     6. If premiums are payable on other than a monthly basis, premiums for additional, increased, reduced or terminated insurance will cause a pro rata adjustment on the next premium due date.

     7. Except for fraud, premium adjustments, refunds or charges will be made for only:

          a.      the current policy year; and
          b.      the prior policy year.

C.   WAIVER OF PREMIUM

     Premium payments for an employee are waived during any period for which benefits are payable.
     Premium payments may be resumed following a period during which they were waived.

DELAMLIFE
                               DELAWARE AMERICAN
                             LIFE INSURANCE COMPANY
                    P.O. BOX 667, WILMINGTON, DELAWARE 19899
                            A CAPITAL STOCK COMPANY

          Final Application for Group Long Term Disability Insurance

________________________________________________________________________________

1. Legal Name of Policyholder   KORN/FERRY INTERNATIONAL
                             ---------------------------------------------------

2. Address of Policyholder  1800 Century Park East, Ste. 900, Los Angeles CA 90
                            ---------------------------------------------------

3. Name of Subsidiaries, Divisions or Affiliates to be covered  N/A
                                                               ----------------
   _____________________________________________________________________________

4. Nature of Business    Executive Search Consulting
                     -----------------------------------------------------------


5. Effective Date 12:01 A.M. Month     January       Day  1     Year  1997
                                   -----------------   -------     -----------

6.  Deposit of                      6A. Employee application must
    $ 11,210.45 to apply on             include Medical data.
      ---------                         [_] Yes [XX] No
    the first premium.

________________________________________________________________________________

EMPLOYEE ELIGIBILITY

________________________________________________________________________________

7.  Eligible Classes  Executives who are Vice Presidents and Shareholders.
                    ------------------------------------------------------------

8.  Employees will remain           9.  Waiting Period
    Eligible                            Present Employees  0
    [--]  No Age Limit                                   -----------------------
    [XX]  To Age 65                     ________________________________________
    [--]  To Age 7O                     New Employees  0
                                                      --------------------------

10.  Number of Employees            11. Will Employees Contribute
     A.   37     Eligible               Towards Cost?
       ---------                        [XX]  Yes [--]  No
     B._________ Enrolled

12.  Prior Employment to count for people rehired within 12 months.
     [XX]  Yes
     [--]  No
________________________________________________________________________________

--------------------------------------------------------------------------------

POLICY FEATURES

--------------------------------------------------------------------------------

13.  Amount of Insurance  Stated percentage for each participant per attached schedule (census).

     [ ] _____% of Basic Monthly Earnings not to exceed a maximum monthly benefit of $________
     [ ]  ______% of the first $__________of Basic Monthly Earnings plus
          ______% of the next $__________of Basic Monthly Earnings not to exceed a maximum monthly benefit of $____________

14.  Mental Illness Limitation               15. Elimination Period

     [XX] 24 Months                                   180     Days
                                                 -----------
     [  ] None

16.  Minimum Monthly Benefit     $50
                             ---------------------------------------------------

17.  Two Year Survivor Income                18.  Pre-existing Conditions
     Benefit to be Included                       Exclusion

     [__] Yes                                     [XX] Option A - (3/12)

     [XX] No                                      [__] Option B - (5 Day)

19.  Basic Monthly Earnings to Include

     Commissions   [__] Yes  [XX] No
     Bonuses       [__] Yes  [XX] No

20. Minimum Indemnity for Accidental Dismemberment and Loss of Sight to be Included

     [__] YES
     [XX] NO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BENEFIT DURATION (Make only one selection from either box 21, 22 or 23.)

--------------------------------------------------------------------------------

21.  [XX] Reducing Benefit Duration

22.  [--] 65/5/70

  AGE AT           BENEFIT         AGE AT          BENEFIT
DISABILITY         DURATION      DISABILITY        DURATION
----------         --------      ----------        --------
Less than 60       To age 65     Less than 60      To age 65
60                 60 Months        60-64           5 Years
61                 48 Months        65-69          To age 70, but
62                 42 Months                       not less than
63                 36 Months                       1 Year
64                 30 Months     70 and over       1 Year
65                 24 Months
66                 21 Months
67                 18 Months
68                 15 Months
69 and over        12 Months

23.  Other
     [--]  To age 70
     [--]  5 Years or age 70, whichever first occurs
     [--]  10 Years or age 70, whichever first occurs
     [--]  To age 65
     [--]  5 Years or age 65, whichever first occurs
     [--]  10 Years or age 65, whichever first occurs
     [--]  Other, specify below


     None of the above options extend the maximum benefit period beyond the age selected except for a minimum one year benefit.

--------------------------------------------------------------------------------

SOCIAL SECURITY INTEGRATION

--------------------------------------------------------------------------------

24.  Other Income Benefits Include   N/A
     [--]  Primary Social Security
     [--]  Primary & Family Social Security

25.  70%   All Sources Limitation to be included
     [  ]  Yes
     [XX]  No

--------------------------------------------------------------------------------

CONTINUITY OF COVERAGE

--------------------------------------------------------------------------------

 26. Is this a replacement of       27.  Continuity of coverage is to be
     similar coverage?                   included
     [  ] Yes                            [  ]  Yes   Mandatory on
     [XX] No                             [  ]  No    takeover cases

28.  Termination Date of Prior Plan_____________________________________________

29.  Previous Company___________________________________________________________

--------------------------------------------------------------------------------

          It is understood and agreed that this Application shall be made a part of the Policy applied for and that no insurance shall be effective until approved by the Insurance Company at its Home Office.

--------------------------------------------------------------------------------

/s/ Marcia A. Kostos                    /s/ Kristine E. Key
---------------------------------       --------------------------------
    SIGNATURE OF WITNESS                       SIGNATURE AND TITLE
                                        Kristine E. Key for Korn/Ferry Interna-
                                        tional, Vice President Administration
                                        and Human Resources

/s/ Peter W. Mullin                           PENDING
---------------------------------       --------------------------------
   AGENT OR BROKER                            LICENSE NUMBER
Peter W. Mullin

FOR:    KORN /FERRY INTERNATIONAL
    ----------------------------------------------------------------------------
                              (NAME OF APPLICANT)

 Los Angeles, CA                              12/20/96
-----------------------------           --------------------------------
         DATED AT                               DATE